EFH Corp. 2011 JPMorgan High Yield & Leveraged Finance Conference Discussion Deck Exhibit 99.1 February 28 th - March 2 nd

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in
EFH Corp.'s filings with the Securities and Exchange Commission (SEC).
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

Table of Contents
I. Energy Future Holdings (EFH) Overview…………………… 3 - 4
II. Luminant Overview…………………………...…………….... 5 - 24
III. TXU Energy Overview.………………………………………. 25 - 27
IV. Oncor Overview.……………………………………………… 28 - 33
V. EFH Background……………………………………………... 34 - 36
VI. Appendix – Reg G……………………………………………. 37 - 41

2
nd
largest competitive
electric generator in US
Largest lignite/coal and
nuclear baseload
generation fleet in Texas
Low-cost lignite reserves
Largest T&D utility in
Texas
Leader in smart-grid
development
Constructive regulatory
regime
Largest retail
electricity provider in
Texas
Strong customer value
proposition
The largest power generator, retail electricity provider and transmission & distribution utility in Texas.
Energy Future Holdings Overview

4 4
2010 FY Highlights
Monetized non-core assets (DFW
Midstream, Permian water rights)
13 of 14 CCNs obtained for CREZ
transmission construction project
Operational
achievements
Solid safety performance
Oak Grove 1 & 2 COD¹
Baseload plants achieved solid
performance
New ERCOT Summer and Winter
load peaks
Top decile nuclear industry
performance for reliability and cost
Liability management program
–
Reduced net debt by $2 billion
–
Extended $5 billion of maturities
–
Projected interest savings of $1
billion thru 2014
New TXUE brand launch - Brighten
Over 1.5 million AMS meters installed
through December 2010
ERCOT nodal transition
Reclamation program planted 1.2
million trees offsetting 26 million tons
of CO2
Competitive business generated ~$600
million in cash flows
Settled 1997 – 2002 IRS audit
Prevailed in Alcoa lawsuit
Financial
achievements
Strategic
initiatives
1
COD = Commercial Operations Date
New nuclear development
–
CP3/4 licensing progress
TXU Energy retail electric provider
licensed in Pennsylvania

5

Luminant Generation Facilities
Generation capacity in ERCOT
At 12/31/10; MW
HOUSTON
SAN ANTONIO
AUSTIN
WACO
MIDLAND
LUFKIN
ODESSA
DALLAS
TYLER
FORT
WORTH
Power Plants
Natural gas
Coal
Coal, new build
Nuclear
Nuclear 2,300 MW
Coal 8,017
Natural gas¹
5,110
Total 15,427 MW
1
Includes four mothballed units (1,655 MW) not currently available for dispatch and eight units (1,268 MW) currently operated for unaffiliated parties.

15%
2%
57%
26%
Business Profile Generation
Largest baseload generation fleet in ERCOT with
around-the-clock assets that dispatch at low heat rate
levels
Top decile nuclear plant production and cost
performance
Top quartile coal fleet production and cost performance
Liquidity-light natural gas hedging program designed to
provide cash flow security (~62% hedged for Jan 1, 2011
– Dec 31, 2014)
Comanche Peak expansion through Mitsubishi
partnership may provide a low-cost nuclear growth
option
14%
33%
38%
15%
Coal Gas Nuclear
Generating Capacity1
as of 12/31/10
Total Net Generation2, 2010
15,427 MW 76,631 GWh
New Build-Coal
Safety
Wholesale power prices
Natural gas hedge program
Baseload reliability
Mining operations
Fuel costs
O&M costs
Operational excellence/continuous improvement
Competitive market
Value Drivers
1.33
1.35
2.71
1.74
2008-2010 Average 2013E
Lignite
Delivered PRB
Lignite vs. PRB Fuel Cost ($/MMBtu)
Note: Total lignite and PRB fuel expense excluding emissions.
Luminant is the largest power generator in Texas.
Luminant Business Summary

1 Includes four mothballed units (1,655 MW) not currently available for dispatch and eight units (1,268 MW) currently operated for unaffiliated parties.
2 Excludes purchased power

ERCOT Fundamental Supply and Demand Dynamics Latest forecast shows an increase in minimum reserve margin 8

1
Summer 2011 ERCOT supply stack - indicative
ERCOT Supply Stack
Sources: ERCOT and Energy Velocity ®, Ventyx
Luminant plants are typically on the “book-ends”
of the supply stack. ERCOT’s
marginal price is set by natural gas in most hours of the year.

Zonal to Nodal Market Transition
N
W
S
H
ZONAL
• Portfolio Dispatch
• 4 Market Clearing Prices for
Energy (MCPE)
• Congestion resolved at zonal
level; local congestion uplifted to
all load in that area
NODAL
•ERCOT Dispatch (unit specific)
•Locational Marginal Pricing
(LMP) leads to ~550 Settlement
Point Prices
- Generation Bus Nodes
- Hubs
- Load Zone
•“Day Ahead Market”
•Congestion will be managed on
a local basis

Nuclear Reliability vs. Cost Benchmarks
75
80
85
90
95
10 15 20 25 30 35 40
$/MWh
1
Benchmarking peer set defined as 18 month fuel cycle U.S. nuclear plants.
2
Source: Electric Utility Cost Group (EUCG) May 2010 release for Cost and World Association of Nuclear Operators (WANO) for Capability Factors.
Braidwood
Byron
STP
Decile Quartile Median
Decile
Quartile
Median
Vogtle
CPNPP 06-08
94.1
CPNPP 09
95.6
Nuclear capability factor and O&M cost performance
07-09; percent and $/MWh

0
10
20
30
40
50
60
70
2003 2004 2005 2006 2007 2008 2009 2010
EFH Industry
16
17
18
19
20
2003 2004 2005 2006 2007 2008 2009 2010
0
1
2
3
EFH
# of Refueling Outages
Impact of Refueling Outages
Avg. nuclear fleet refueling outage duration
1
- 18 month cycle units
03-10; days
Nuclear fleet output
03-10; thousand GWh
Nuclear Refueling Cycle
18 months
Duration: ~19-26 days
2010 Refueling Outage Impact
2010 outage was 24 days
3
rd
shortest Spring 2010 outage in the
industry
2011 Refueling Outage Impact
2011 outages planned at 20 days (Unit 1)
and 22 days (Unit 2)
1
2005 and 2008 were dual refueling outage years; this graph shows the average outage duration for each of those years.
2
Industry based on early release data from Electric Utility Cost Group (EUCG)
2
World record steam
generator outage
World record steam
generator outage

Source: GKS
Luminant vs. US coal fleet net capacity
factors¹
Percent
Luminant vs. US coal fleet O&M
$/MWh
Luminant has industry leading performance relative to other coal-fueled generators.
High-Performance Coal Operator

1
Benchmarking net capacity factors based on GADS. Luminant is legacy lignite/coal fleet only and based on net capacity of 5,837 MW.

High-Performance Coal Operator
1
Based on unscrubbed merchant units greater than 450 MW.  Industry total excludes EFH plants.  EFH is legacy lignite/coal fleet only and based on net capacity of 5,837 MW.
2
Includes merchant units greater than 450 MW.
Source:  Velocity Suite (Energy Velocity)
Consistent high performance
0.04

Coal Fleet Output
Coal fleet output
1,2
03-10; GWh
Coal Fleet Planned Outage Cycle
3 or 4 year overhaul cycle depending on
unit
Duration is scope dependent
2009 Planned Outage Impact
2009 reflects 130 planned outage days
2009 average major outage duration was
45 days
2010 Planned Outage Impact
2010 reflects 221 planned outage days
(41 at new units)
2010 average major outage duration was
48 days
1 2009 includes 1,443 GWh of new build generation (Sandow 5 and Oak Grove 1 units).
2 2010 includes 11,384 GWh of new build generation  and 41 planned outage days (Sandow 5, Oak Grove 1 & 2 units).

Nuclear Expansion Opportunity
HEAVY INDUSTRIES, LTD.
…partnering with
…partnering with
a world-class
a world-class
equipment provider…
equipment provider…
Luminant is pursuing the licensing and potential construction of a next-
generation nuclear facility by
…
…
…
and leveraging favorable
and leveraging favorable
site characteristics and
site characteristics and
operational expertise.
operational expertise.
The proposed expansion includes two nuclear generation units each having approximately 1,700 MW (gross) capacity. Luminant/EFH have been working with the
Department of Energy loan guarantee program office and its Japanese counterpart
(METI) to secure construction financing.

ERCOT Average Daily Profile of Load and Wind
Source: ERCOT
ERCOT average daily profile of load and wind output
August 10; mixed measures
Wind operating characteristics necessitate additional resources for reliability.

Texas Wind Additions
0
2,000
4,000
6,000
8,000
10,000
12,000
Pre 01 01 02 03 04 05 06 07 08 09 10 11E 12E
RPS
1
Target
of 2,880 MW
by 2009
RPS
1
Target
of 5,880 MW
by 2015
CREZs
Designated
ERCOT SGIA²
Cumulative wind capacity additions in Texas
Pre-01 - 10;11E - 12E; MW
1  Renewable Portfolio Standard
2 Signed Generation Interconnect Agreement
Source: ERCOT – January 2011 System Planning Report to the Reliability and Operations Subcommittee

Historical 2014 Forward Natural Gas Prices
Historical 2014 Forward Houston Ship Channel (HSC) Gas Prices
Q1’07- Q4’10; $/MMBtu
$7.18
$7.37
$7.10
$8.12
$8.71
$10.92
$8.09
$6.96 $6.95
$7.23
$7.05
$6.73
$6.27
$5.97
$5.28
$5.36
$4
$5
$6
$7
$8
$9
$10
$11
$12
Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10

20 20
Houston Ship Channel settled natural gas prices
1
Jan 06-Dec 10; $/MMBtu
Market Price Snapshot
NYMEX forward natural gas prices
2
2011-2013; $/MMBtu
NYMEX settled natural gas prices
1
Jan 06-Dec10; $/MMBtu
Houston Ship Channel forward natural gas prices
2
2011-2013; $/MMBtu
1 Settled prices are monthly averages
2  Forward prices reflect market observable quotes during the 12 months ended Dec 31, 2010 for the following delivery periods: 2011, 2012 and 2013

21 21
Market Price Snapshot
1
Market heat rate calculated by dividing 7x24 and 5x16 power prices, as appropriate, by Houston Ship Channel natural gas prices
2
Settled prices are monthly averages
3
Forward prices reflect market observable quotes during the 12 months ended Dec 31, 2010 for the following delivery periods: 2011, 2012 and 2013

2010 and Beyond: Environmental Regulatory Timeline 22 The environmental regulatory framework has come increasingly to the forefront with the failure of climate/RES legislation and recent EPA actions

EPA-Urged New Controls Based on Proposed New EPA Rules
Rule Targeted Emission or
Objective
Potential Control
Required
Mercury MACT
1
/HAPS rule Mercury and other
“hazardous air pollutants”
(HAPs)
Baghouse
+ Scrubber (FGD²)
+ ACI³
Clean Air Transport NOx and SO
2
SCR (NOx) and Scrubber
(FGD² ) (SO
2
)
NAAQS revisions
Ozone NAAQS Revision NOx SCR
4
SO2 NAAQS Revision SO
2
Scrubber (FGD²)
PM NAAQS Particulate Matter (PM)
Scrubber (FGD²)
316(b) - Water Reduce fish impingement at
cooling water intakes
Cooling towers
Coal Combustion Byproducts Fly ash, bottom ash, and
scrubber & cooling tower
byproducts
New handling and landfills
1
MACT refers to the maximum achievable control technology.
2
FGD refers to flue gas desulfurization systems that reduce SO2 emissions with co-benefits of other emissions reductions.
3
ACI refers to activated carbon injection systems that reduce mercury emissions.
4
SCR refers to selective catalytic reduction systems.

Currently Installed
1
Environmental Control Equipment At
Luminant Coal Units
Coal Unit
Capacity
(MW)
FGD
(Scrubber)²
Activated
Carbon
Injection³
ESP
4
SNCR
5
SCR
5
Bag-
house
4
Oak Grove 1 800
Oak Grove 2 800
Sandow 4 557
Sandow 5 580
Martin Lake 1 750
Martin Lake 2 750
Martin Lake 3 750
Monticello 1 565
Monticello 2 565
Monticello 3 750
Big Brown 1 575
Big Brown 2 575
Currently installed
1   There is no assurance that the currently installed control equipment will satisfy the requirements under any change to applicable law or any future Environmental Protection Agency or Texas
Commission on Environmental Quality regulations.
2 FGD refers to flue gas desulfurization systems that reduce SO2 emissions with co-benefits of other emissions reductions.
3   Activated carbon injection systems reduce mercury emissions.
4   ESP refers to electro-static precipitation systems.  ESP and bag-house systems reduce particulate emissions with co-benefits of other emissions reductions.
5   SNCR refers to selective non-catalytic reduction systems.  SCR refers to selective catalytic reduction systems.  Both systems reduce NOx emissions.

25

1.4
1.7
US Average ERCOT
Strong customer value proposition
• High brand recognition in Texas competitive areas
• Competitive retail prices
• Innovative products and services
• Committed to low-income customer assistance
• Improved customer care platform (SAP)
Balance Sheet
• Combined TCEH risk management and liquidity efficient
capital structure
Expected margins (5–10% net)
1.8
1.4
0.7
0.4
0.2 0.2
TXU Energy Reliant Direct
Energy
Stream
Energy
Ambit First Choice
Source: Latest available company filings, TXU Energy estimates.
Sources: NERC, ERCOT
1,771
1,862
1,914
1,850
1,982
2,145
2,207
2,477
1,856
2002 2003 2004 2005 2006 2007 2008 2009 2010
Residential Customers / Meters
(in millions)
TXU Energy is the leading electricity retailer in the ERCOT market
Residential Customers
(in thousands)
TXU Energy has maintained market position since 2006
Projected Annual Demand Growth
CAGR (2008A-2016E)
Value Drivers
TXU Energy is the largest electricity retailer in Texas.
TXU Energy Business Summary
21%

27 Mass Media in Market TXU Energy Marketing Campaign Acquisition - Direct Mail Mass Media – Television and Radio

28

Oncor Overview
1 Oncor currently estimates that the cost of the CREZ projects will be approximately $1.75 billion based on the original ERCOT estimate of $1.3 billion, and current estimates for the 3 default and 9 priority lines approved to date, the identification of additional costs not included in the original ERCOT estimate and Oncor’s preferred routes for the remaining five subsequent projects.

Oncor Key Performance Metrics 30

New Oncor Infrastructure
Oncor’s investment in CREZ will receive accelerated recovery, consistent with other transmission investment, mitigating regulatory delay.
1  Oncor currently estimates that the cost of these projects will be approximately $1.75 billion based on the original ERCOT estimate of $1.3 billion, current estimates for the 3 default and 10 priority lines approved to date, the identification of additional costs not included in the original ERCOT estimate and Oncor’s preferred routes for the remaining five subsequent projects.

Oncor Demand-Side Management
Oncor is leading the largest advanced metering initiatives deployment in the US with a commitment to have 3.2 million meters installed by the end of 2012 (over 1.5 million meters have been installed through December 2010)
Oncor’s
energy efficiency filing has been approved and is reflected in rates.
1
Public Utility Commission of Texas.

Oncor 2011 Rate Case
Filed on January 7, 2011
Requested:
–
$353 million increase
–
11.25% ROE
–
55% Debt / 45% Equity Capital Structure
Hearings Scheduled for May 2
nd
through 6
th
ALJs Proposal for Decision expected June 30
th
Jurisdictional Deadline is July 31, 2011

Energy Future Holdings Corp. Energy Future Holdings Corp. 34

EFH
$3.6B gross debt
Energy Future
Intermediate Holding
~ $2.3B gross debt
Energy Future
Competitive Holdings
~ $0.1B gross debt
~ $5.8B gross debt
TCEH
~ $30.0B gross debt³
Approx. 80% Ownership
$41.8B total gross
1
debt
$39.0B total net
2
debt
Ring-fenced entity
Texas
Transmission
Investment
LLC
Approx. 20%
Ownership
As of 12/31/10
$20.0B 1st Lien TLB due 2014
$1.1B 1st Lien Revolver due 2013
$1.3B Deposit LC
$1.6B 2
nd
Lien Notes @ 15% due
2021
$4.6B Unsecured LBO Notes @
10.25/10.5% due 2015 and 2016
$1.4B Unsecured PCRBs/Other
$3.5B 1st Lien Notes @ 9.75/10%
due in 2019/2020
$0.9B Unsecured LBO Notes @
10.875/11.25% due in 2017
$1.4B Unsecured Legacy Notes @
5.55 – 6.55%
$0.1B Unsecured Other
$0.4B Revolver @ L+27.5 due 2013
$4.8B @ avg. 6.5%
$0.6B @ avg. 5.2%
35
1
Gross debt includes amount currently due.
2 Total net debt equals total gross debt less total cash & equivalents and restricted cash of ~$2.8 billion.
3 Excludes $96 million from A/R Securitization.
EFH Capital Structure Overview

Progress in Balance Sheet Initiatives
1
Results to Date
Net Debt Reduction $ 2B
Debt Maturity Extension $ 5B
Projected reduction in Interest
Expense through 2014
$ 1B
EFH is focused on creating shareholder value through reducing debt and extending maturities
1
Since inception of liability management program in October 2009.

Appendix – Regulation G Reconciliations 37

Table 1: EFH Corp. Net Debt Reconciliation¹
As of December 31, 2010
$ millions
Description 12/31/10
Short-term borrowings²
1,125
Long-term debt due currently 669
Long-term debt, less amounts due currently 34,226
Total debt 36,020
Less:
Cash and cash equivalents (1,534)
Restricted cash (1,168)
Net debt 33,318
1 GAAP basis which reflects deconsolidation of Oncor.  Oncor’s total debt is ~$5.8 billion, added to EFH Corp.’s debt equals ~$41.8 billion.
2 Excludes $96 million at TXU Receivables Company related to the accounts receivable securitization program.

Table 2: TCEH Total Debt Reconciliation
As of December 31, 2010
$ millions
1 Excludes $96 million at TXU Receivables Company related to the accounts receivable securitization program.
Description 12/31/10
Short-term borrowings¹
1,125
Long-term debt due currently 649
Long-term debt, less amounts due currently 28,199
Total debt 29,973

Table 3: Oncor Net Debt Reconciliation
As of December 31, 2010
$ millions
Description 12/31/10
Short-term borrowings 377
Long-term debt due currently 113
Long-term debt, less amounts due currently 5,333
Total debt 5,823
Less:
Cash and cash equivalents (33)
Restricted cash (69)
Net debt 5,721

EFH Corp. Investor Relations Contacts
Rima Hyder
Director, Investor Relations
214-812-5090
rima.hyder@energyfutureholdings.com
Charles Norvell
Analyst, Investor Relations
214-812-8062
charles.norvell@energyfutureholdings.com